                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12
EQUITRUST VARIABLE INSURANCE SERIES FUND (FILE NOS. 33-12791 & 811-05069)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
BOARD OF TRUSTEES OF REGISTRANT
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

5400 University Avenue                 EquiTrust Series Fund, Inc.
West Des Moines, IA                    EquiTrust Money Market Fund, Inc.
50266-5997                             EquiTrust Variable Insurance Series Fund
515.225.5400

[EquiTrust Mutual Funds Logo]


                                                                  March 20, 2003


To Our Variable Product Owners:

     A meeting of the shareholders of EquiTrust Variable Insurance Series Fund (the "Fund") will be held on Wednesday, May 21, 2003 at 8:00 a.m. CST at
5400 University Avenue, West Des Moines, Iowa. This meeting has been called to consider and vote upon the election of trustees, the approval of the Amended and Restated Investment Advisory and Management Services Agreement between the Fund and EquiTrust Investment Management Services, Inc. and the retention of Ernst & Young LLP as auditors. THE TRUSTEES HAVE UNANIMOUSLY APPROVED ALL PROPOSALS THAT THE SHAREHOLDERS ARE BEING ASKED TO VOTE UPON. You are cordially invited to attend the meeting of the Fund.

     Other than shares sold to Farm Bureau Life Insurance Company to seed the Fund, shares of the Fund are offered only to separate accounts of certain life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by such life insurance companies. Individual VA contract holders and VLI policyowners are not "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "Shareholders"), although such companies pass through voting rights to their VA contract holders and VLI policyowners ("variable product owners"). As a variable product owner of record as of March 7, 2003, you have the right to instruct us as to how we should vote the Fund shares attributable to your variable policy.

     To assist you in giving us your instructions, we have enclosed a "Voting Instructions" form. Copies of the Fund's Notice to Shareholders and Proxy Statement are also included. If you do not return the form, we will vote the shares of each Portfolio attributable to your policy in the same proportion as the shares of that Portfolio for which we have received instructions. YOUR INSTRUCTIONS ARE IMPORTANT. You are urged to complete, date and sign the enclosed "Voting Instruction" form and return it in the enclosed postage-paid envelope as soon as possible. This will help save the expense of a second mailing of these materials to variable product owners. It is our belief that the proposed changes are in the best interest of Shareholders and you are encouraged to vote favorably upon all of them.

Sincerely,


/s/ Craig A. Lang

Craig A. Lang
PRESIDENT

                    EQUITRUST VARIABLE INSURANCE SERIES FUND
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                            TELEPHONE (515) 225-5586
                                 (877) 860-2904

               NOTICE OF EQUITRUST VARIABLE INSURANCE SERIES FUND
                  SPECIAL MEETING OF SHAREHOLDERS MAY 21, 2003

       TO PERSONS ENTITLED TO GIVE VOTING INSTRUCTIONS IN CONNECTION WITH
                    EQUITRUST VARIABLE INSURANCE SERIES FUND
                             VALUE GROWTH PORTFOLIO
                           HIGH GRADE BOND PORTFOLIO
                           STRATEGIC YIELD PORTFOLIO
                               MANAGED PORTFOLIO
                             MONEY MARKET PORTFOLIO
                              BLUE CHIP PORTFOLIO
                                                                  March 20, 2003

    Notice is hereby given that a Special Meeting of Shareholders of EquiTrust Variable Insurance Series Fund (the "Fund"), including each of the Fund's six portfolios (Value Growth Portfolio, High Grade Bond Portfolio, Strategic Yield Portfolio, Managed Portfolio, Money Market Portfolio, and Blue Chip Portfolio) (individually, a "Portfolio" and collectively, the "Portfolios"), will be held at 5400 University Avenue, West Des Moines, Iowa on Thursday, May 21, 2003, at 8:00 a.m., CST, for the following purposes:

    1. To elect seven (7) trustees to serve for a term beginning May 21, 2003 to continue until their successors shall have been duly appointed or elected.

    2. To approve the Amended and Restated Investment Advisory and Management Services Agreement between the Fund and EquiTrust Investment Management Services, Inc.

    3. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2003.

    4. To transact such other business as may properly come before the Special Meeting.

    Shareholders of record of the Fund at the close of business on March 7, 2003 are entitled to notice of and to vote at the Special Meeting.

    Farm Bureau Life Insurance Company and the separate accounts of other insurance companies that invest in the Fund (collectively, "Participating Insurance Companies") are the only shareholders of the Fund. However, Farm Bureau Life Insurance Company and the Participating Insurance Companies have agreed to vote the shares of the Fund at this meeting in accordance with timely instructions received from owners of variable annuity contracts and variable life insurance policies funded through the separate accounts of the Participating Insurance Companies that invest in the Fund.

                                             /s/ Craig A. Lang
                                                Craig A. Lang
                                                PRESIDENT

                    EQUITRUST VARIABLE INSURANCE SERIES FUND
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                            TELEPHONE (515) 225-5586
                                 (877) 860-2904

                                PROXY STATEMENT
                            AND VOTING INSTRUCTIONS

                                                                  March 20, 2003

                              GENERAL INFORMATION

    This Information Statement and Voting Instruction (together the "Proxy Statement") is furnished in connection with the solicitation by the Board of Trustees of the Fund of voting instructions ("proxies") to be voted at the Special Meeting of Shareholders of the Fund to be held on May 21, 2003, and at any and all adjournments thereof. The cost of preparing and printing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, other than the cost of mailing, will be paid by the Fund. The cost of mailing the proxy materials will be paid by the insurance companies whose separate accounts invest in the Fund (the "Participating Insurance Companies"). Additional solicitations may be made by letter, telephone or facsimile by officers or employees of EquiTrust Investment Management Services, Inc., the Fund's Investment Adviser and Principal Underwriter, which is located at 5400 University Avenue, West Des Moines, Iowa 50266 (the "Adviser"). EquiTrust Investment Management Services, Inc. also serves as the Fund's Administrator and Shareholder Service, Dividend Disbursing and Transfer Agent; as well as provides accounting services to the Fund.

    On the matters as to which a choice has been specified by the persons entitled to give instructions ("shareholders") on the proxy, the shares of each Portfolio will be voted accordingly. If no choice is specified, the shares of each Portfolio will be voted FOR the election of the seven nominees for trustee, FOR approval of the Amended and Restated Investment Advisory and Management Services Agreement between the Fund and EquiTrust Investment Management Services, Inc. and FOR ratification of the selection of Ernst & Young LLP as the Fund's independent auditors. Shareholders of any Portfolio who give proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.


    A quorum of shareholders is required to take action at the Fund's Special Meeting. A majority of the shares of the Fund (for a Fund-wide vote) or each Portfolio (for a Portfolio-wide vote) issued and outstanding and entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person will be tabulated by the appointed election judges, who will determine whether a quorum is present at the Special Meeting. The appointed election judges will treat abstentions as present for the purpose of determining a quorum.

    For purposes of determining the approval of the matters submitted for a vote, abstentions will be treated as follows: on Item 1, abstentions will have no effect and on Items 2 and 3, abstentions will be considered to be both present at the meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the items. The details of each proposal to be voted upon by the shareholders of the Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

    Although the Participating Insurance Companies and their separate accounts are the legal owners of the shares of the Portfolios, certain Portfolio shares are held on behalf of the owners of variable annuity contracts and variable life insurance policies (the "variable products"). Therefore, the Participating Insurance Companies have agreed to solicit instructions from the variable product owners on how to vote the Portfolio shares attributable to those variable product owners. If voting instructions are properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted by the Participating Insurance Companies in accordance with the instructions of variable product owners. If no choice is specified in the voting instruction form for any of the proposals to be voted upon at the meeting, the timely return of the voting instruction form shall be deemed to be an instruction to the Participating Insurance Companies to vote proxies in favor of such proposal. In addition, the Participating Insurance Companies have agreed to vote the shares of each Portfolio they own that are not attributable to the variable products, and the shares of each Portfolio for which instructions have not been received, in the same proportion as they vote shares of each Portfolio for which they have received instructions from variable product owners.

    Under certain circumstances, the Participating Insurance Companies have the right to disregard the voting instructions of their variable product owners, but management does not believe that there are such circumstances as to the matters currently before the shareholders.

    Those variable product owners permitted to give instructions for each Portfolio of the Fund and the number of shares for which instructions may be given will be determined as of March 7, 2003, the record date for the Fund's shareholder meeting.

    The number of full and fractional shares for which a variable product owner can give instructions will be calculated separately for each Portfolio and will be determined by dividing a policy's net cash value in a portfolio by the net asset value per share of the portfolio in which the policy invests.


    As of March 7, 2003, there were issued and outstanding shares of the Portfolios as follows: 4,523,426.443 of Value Growth; 2,521,430.275 of High Grade Bond; 2,603,365.890 of Strategic Yield; 4,489,400.131 of Managed; 7,128,739.300 of Money Market; and 2,360,470.892 of Blue Chip. Those persons who were shareholders of record at the close of business on March 7, 2003 will be entitled to one vote for each share held.


    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS DECEMBER 31, 2002 ANNUAL REPORT UPON REQUEST. WRITE TO THE FUND AT 5400 UNIVERSITY AVENUE, WEST DES MOINES, IOWA 50266, OR CALL 1-877-860-2904 (U.S. TOLL FREE).

    This proxy statement is first being mailed to shareholders of the Fund on or about March 20, 2003.

1.  ELECTION OF TRUSTEES

    At the Special Meeting, seven (7) trustees are to be elected to serve for a term to commence on the date of this meeting and continue until their successors shall have been duly appointed or elected. The table below shows the nominees for election to the Board, all of whom, other than Paul E. Larson, Steven W. Plate and Erlin J. Weness, currently serve as trustees of the Fund. The nominees for election to the Board of the Fund are also nominees for election to the Boards of EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. (the three funds collectively referred to as the "EquiTrust Funds"), and all the nominees, other than Paul E. Larson, Steven W. Plate and Erlin J. Weness, currently serve as trustees/directors of the EquiTrust Funds. Donald G. Bartling, a current Board member, will retire from the Board effective May 21, 2003; Curtis C. Pietz retired effective February 13, 2003.

    At the February 13, 2003 Board of Trustees meeting, the trustees of the Fund voted to increase the size of the Board from six members to seven. The Nominating Committee of the Board of Trustees, which consists of the Fund's independent trustees, presented nominations at the Fund Board meeting held on February 13, 2003. The entire Board of Trustees reviewed and approved the slate of nominees on that date. Messrs. Larson, Plate and Weness have been nominated to fill the two vacancies created by the retirement of Messrs. Bartling and Pietz and the new Board position. Prior to nominations being made, the current Board of Trustees met personally with Messrs. Larson, Plate and Weness and additionally reviewed their background and qualifications to serve on the Board. The affirmative vote of a majority of the shares of the Fund present and entitled to vote will be required to elect the trustees.

    It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each nominee has agreed to serve as a trustee of the Fund if elected; however, should any nominee become unwilling or unable to accept election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board of Trustees.

    The following lists each nominee for trustee and their ages; addresses; principal occupation(s) and other business affiliations; the year in which each nominee was first elected a trustee of the Fund, if applicable; the number of portfolios in the complex to be overseen by each nominee and other directorships held by each nominee.

                              NOMINEES FOR TRUSTEE


                                           TERM OF                                 NUMBER OF
                                           OFFICE &                              PORTFOLIOS IN
                                            LENGTH                                FUND COMPLEX
NAME, ADDRESS           POSITION(S) HELD   OF TIME     PRINCIPAL OCCUPATION(S)   TO BE OVERSEEN     OTHER DIRECTORSHIPS
AND AGE                    WITH FUND      SERVED(1)    DURING PAST FIVE YEARS      BY NOMINEE         HELD BY NOMINEE
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES/
NOMINEES(2)
Craig A. Lang (51)*     President and     Since 2002  Dairy Farmer; Chairman           13        None
                        Trustee                       and Director, FBL
                                                      Financial Group, Inc.;
                                                      President and Director,
                                                      Iowa Farm Bureau
                                                      Federation and other
                                                      affiliates of the
                                                      foregoing; Director,
                                                      American Farm Bureau
                                                      Federation, Farm Bureau
                                                      Mutual Insurance Company,
                                                      Western Agricultural
                                                      Insurance Company and
                                                      Western Ag Insurance
                                                      Agency, Inc.; President
                                                      and Director, EquiTrust
                                                      Series Fund, Inc. and
                                                      EquiTrust Money Market
                                                      Fund, Inc.; Member,
                                                      Coordinating Committee,
                                                      Growmark, Inc. (a
                                                      regional agricultural
                                                      cooperative); past
                                                      member, Cattlemen's Beef
                                                      Board
William J. Oddy (58)*   Chief Executive   Since 1981  Chief Executive Officer          13        Director, American Equity
                        Officer and                   and Management Director,                   Investment Life Insurance
                        Trustee                       FBL Financial Group,                       Company, Berthel
                                                      Inc.; Chief Executive                      Fisher & Company, Inc.
                                                      Officer, Farm Bureau Life                  and Berthel Fisher &
                                                      Insurance Company and                      Company Financial
                                                      other affiliates of the                    Services, Inc.
                                                      foregoing, Farm Bureau
                                                      Mutual Insurance Company
                                                      and Western Farm
                                                      Insurance Agency; Chief
                                                      Executive Officer and
                                                      Director, EquiTrust Life
                                                      Insurance Company and
                                                      other affiliates of the
                                                      foregoing and RIK, Inc.
                                                      (a real estate investment
                                                      company); Chief Executive
                                                      Officer and Manager,
                                                      EquiTrust Marketing
                                                      Services,

                                           TERM OF                                 NUMBER OF
                                           OFFICE &                              PORTFOLIOS IN
                                            LENGTH                                FUND COMPLEX
NAME, ADDRESS           POSITION(S) HELD   OF TIME     PRINCIPAL OCCUPATION(S)   TO BE OVERSEEN     OTHER DIRECTORSHIPS
AND AGE                    WITH FUND      SERVED(1)    DURING PAST FIVE YEARS      BY NOMINEE         HELD BY NOMINEE
--------------------------------------------------------------------------------------------------------------------------

                                                      LLC; Chief Executive
                                                      Officer, Chief Financial
                                                      Officer and Director,
                                                      EquiTrust Investment
                                                      Management Services,
                                                      Inc.; President and
                                                      Director, FBL Real Estate
                                                      Ventures, Ltd.; Vice
                                                      President, Western
                                                      Computer Services, Inc.
INDEPENDENT TRUSTEES/
NOMINEES
Erwin H. Johnson (60)   Trustee           Since 1989  Farmer; Owner and                13        Director, First Security
1841 March Avenue                                     Manager, Center View                       Bank and Trust Co.
Charles City, Iowa                                    Farms Co.; Farm Financial                  (Charles City, Iowa)
50616-9115                                            Planner; Iowa State
                                                      University Cooperative
                                                      Extension Service Seed
                                                      Sales; Syngenta;
                                                      Director, Ag Ventures
                                                      Alliance; Council Member,
                                                      West St. Charles United
                                                      Methodist Church;
                                                      Director, Iowa 4-H
                                                      Foundation
Kenneth Kay (60)        Trustee           Since 1996  President, K-Ranch Inc.          13        Director, First Whitney
51606 590th Street                                                                               Bank & Trust (Atlantic,
Atlantic, Iowa                                                                                   Iowa)
50022-8233
Paul E. Larson (50)     N/A               Nominee     Part-time consultant,            13        Nominee, Board of
588 Chardonnay Point                                  Scarborough Retirement                     Directors, Wellmark, Inc.
Waukee, Iowa                                          Services, LLC; retired
50263                                                 President, Equitable Life
                                                      Insurance Company of Iowa
                                                      and related entities
Steven W. Plate (47)    N/A               Nominee     CPA/Owner, Plate,                13        None
c/o Plate, Baker & Co.                                Baker & Co., P.C.,
1003 Main Street                                      Certified Public
Grinnell, Iowa                                        Accountants
50112

                                           TERM OF                                 NUMBER OF
                                           OFFICE &                              PORTFOLIOS IN
                                            LENGTH                                FUND COMPLEX
NAME, ADDRESS           POSITION(S) HELD   OF TIME     PRINCIPAL OCCUPATION(S)   TO BE OVERSEEN     OTHER DIRECTORSHIPS
AND AGE                    WITH FUND      SERVED(1)    DURING PAST FIVE YEARS      BY NOMINEE         HELD BY NOMINEE
--------------------------------------------------------------------------------------------------------------------------

Erlin J. Weness (58)    N/A               Nominee     Owner and Operator,              13        Director, First State
1620 Pinewood Drive                                   Weness Consulting;                         Bank Southwest
Worthington, Minnesota                                Extension Educator -                       (Worthington, Minnesota),
56187                                                 Farm Management,                           First State Insurance
                                                      University of Minnesota                    Agency (Worthington,
                                                                                                 Minnesota) and First
                                                                                                 Rushmore Bancorporation
                                                                                                 (Worthington, Minnesota)


------------------------

  1 Each trustee shall serve as a trustee of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such trustee or a successor to such trustee, and until his successor is elected and qualified, or until such trustee dies, resigns or is removed.
  2 All interested trustees maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.
  * "Interested Person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Lang and Oddy are interested trustees of the Fund by virtue of their positions with the Adviser and/or affiliated persons of the Adviser. Mr. Lang is an affiliate of the Adviser by reason of his positions with companies affiliated with the Adviser.

   The following table lists the current officers of the Fund not disclosed in the previous table and their ages; addresses; principal occupation(s) and other business affiliations, including their position(s), if any, with regard to the Adviser and related entities; the year in which each officer was first elected to the Fund and other directorships held by each officer.

                              OFFICERS OF THE FUND

                                           TERM OF
                                           OFFICE &
NAME, ADDRESS                               LENGTH
AND AGE OF              POSITION(S) HELD   OF TIME       PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIPS
OFFICER(1)                 WITH FUND      SERVED(2)       DURING PAST FIVE YEARS        HELD BY OFFICER
---------------------------------------------------------------------------------------------------------
Stephen M. Morain (57)  Senior Vice       Since 1982  General Counsel and Assistant           N/A
                        President and                 Secretary, Iowa Farm Bureau
                        General Counsel               Federation; General Counsel,
                                                      Secretary and Director, Farm
                                                      Bureau Management Corporation;
                                                      Senior Vice President and
                                                      General Counsel, FBL Financial
                                                      Group, Inc. and other
                                                      affiliates of the foregoing,
                                                      Farm Bureau Mutual Insurance
                                                      Company and Western Farm
                                                      Insurance Agency; Senior Vice
                                                      President, General Counsel and
                                                      Manager, EquiTrust Marketing
                                                      Services, LLC; Senior Vice
                                                      President, General Counsel and
                                                      Director, EquiTrust Investment
                                                      Management Services, Inc.

                                           TERM OF
                                           OFFICE &
NAME, ADDRESS                               LENGTH
AND AGE OF              POSITION(S) HELD   OF TIME       PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIPS
OFFICER(1)                 WITH FUND      SERVED(2)       DURING PAST FIVE YEARS        HELD BY OFFICER
---------------------------------------------------------------------------------------------------------

JoAnn Rumelhart (49)    Executive Vice    Since 2000  Executive Vice President and            N/A
                        President                     General Manager - Life Cos.,
                                                      FBL Financial Group, Inc.;
                                                      Executive Vice President and
                                                      General Manager, Farm Bureau
                                                      Life Insurance Company and
                                                      other affiliates of the
                                                      foregoing; Executive Vice
                                                      President and Director,
                                                      EquiTrust Investment
                                                      Management Services, Inc.;
                                                      Executive Vice President and
                                                      Manager, EquiTrust Marketing
                                                      Services, LLC; Executive Vice
                                                      President, EquiTrust Money
                                                      Market Fund, Inc. and
                                                      EquiTrust Series Fund, Inc.;
                                                      Vice President, FBL Insurance
                                                      Brokerage, Farm Bureau Mutual
                                                      Insurance Company and other
                                                      affiliates of the foregoing
James W. Noyce (47)     Chief Financial   Since 1996  Chief Financial Officer and             N/A
                        Officer, Chief                Chief Administrative Officer,
                        Administrative                FBL Financial Group, Inc. and
                        Officer and                   other affiliates of the
                        Treasurer                     foregoing, Farm Bureau Mutual
                                                      Insurance Company and other
                                                      affiliates of the foregoing;
                                                      Chief Financial Officer, Chief
                                                      Administrative Officer and
                                                      Treasurer, EquiTrust Money
                                                      Market Fund, Inc. and
                                                      EquiTrust Series Fund, Inc.;
                                                      Chief Financial Officer, Chief
                                                      Administrative Officer,
                                                      Treasurer and Manager,
                                                      EquiTrust Marketing Services,
                                                      LLC; Chief Executive Officer,
                                                      Western Computer Services,
                                                      Inc.; Vice President,
                                                      Treasurer and Director,
                                                      EquiTrust Investment
                                                      Management Services, Inc. and
                                                      FBL Real Estate Ventures,
                                                      Ltd.; President, Treasurer and
                                                      Director, FBL Leasing
                                                      Services, Inc.
John M. Paule (46)      Chief Marketing   Since 2000  Chief Marketing Officer, FBL            N/A
                        Officer                       Financial Group, Inc. and
                                                      other affiliates of the
                                                      foregoing, Farm Bureau Mutual
                                                      Insurance Company and other
                                                      affiliates of the foregoing;
                                                      Chief Marketing Officer and
                                                      Director, EquiTrust Investment
                                                      Management Services, Inc.;
                                                      Chief Marketing Officer and
                                                      Manager, EquiTrust Marketing
                                                      Services, LLC
Lou Ann Sandburg (54)   Vice              Since 1999  Vice President - Investments            N/A
                        President -                   and Assistant Treasurer, FBL
                        Investments and               Financial Group, Inc. and
                        Assistant                     other affiliates of the
                        Treasurer                     foregoing, Farm Bureau Mutual
                                                      Insurance Company and Western
                                                      Farm Insurance Agency; Vice
                                                      President - Investments,
                                                      Assistant Treasurer and
                                                      Director, EquiTrust Investment
                                                      Management Services, Inc.;
                                                      Vice President, Assistant
                                                      Treasurer and Manager,
                                                      EquiTrust Marketing Services,
                                                      LLC and Western Computer
                                                      Services, Inc.; Vice
                                                      President, FBL Financial
                                                      Services, Inc. and other

                                           TERM OF
                                           OFFICE &
NAME, ADDRESS                               LENGTH
AND AGE OF              POSITION(S) HELD   OF TIME       PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIPS
OFFICER(1)                 WITH FUND      SERVED(2)       DURING PAST FIVE YEARS        HELD BY OFFICER
---------------------------------------------------------------------------------------------------------

                                                      affiliates of the foregoing;
                                                      Vice President and Director,
                                                      FBL Leasing Services, Inc.;
                                                      Vice President, Secretary and
                                                      Director, FBL Real Estate
                                                      Ventures, Ltd.
Dennis M. Marker (51)   Vice              Since 1982  Vice President - Investment             N/A
                        President -                   Administration, FBL Financial
                        Investment                    Group, Inc. and other
                        Administration                affiliates of the foregoing,
                                                      Farm Bureau Mutual Insurance
                                                      Company and Western Farm
                                                      Insurance Agency; President
                                                      and Director, EquiTrust
                                                      Investment Management
                                                      Services, Inc.; Vice
                                                      President - Investment
                                                      Administration and Manager,
                                                      EquiTrust Marketing Services,
                                                      LLC; Vice President and
                                                      Director, FBL Leasing
                                                      Services, Inc.
Sue A. Cornick (42)     Sr. Market        Since 1990  Sr. Market Conduct and Mutual           N/A
                        Conduct and                   Funds Vice President and
                        Mutual Funds                  Secretary, EquiTrust
                        Vice President                Investment Management
                        and Secretary                 Services, Inc. and other
                                                      affiliates of the foregoing
Kristi Rojohn (40)      Assistant         Since 1990  Investment Compliance Vice              N/A
                        Secretary                     President and Assistant
                                                      Secretary, EquiTrust
                                                      Investment Management
                                                      Services, Inc. and EquiTrust
                                                      Marketing Services, LLC;
                                                      Assistant Secretary, EquiTrust
                                                      Money Market Fund, Inc. and
                                                      EquiTrust Series Fund, Inc.
Susan M. Coombs (42)    Mutual Fund       Since 2002  Mutual Fund Accounting                  N/A
                        Accounting                    Director, EquiTrust Investment
                        Director                      Management Services, Inc. and
                                                      other affiliates of the
                                                      foregoing


---------------------------

  1 All officers maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.
  2 Officers are elected annually by the Board of Trustees and their terms continue until they are replaced or resign.

   The trustees affiliated with the Adviser serve without any compensation from the Fund. Each trustee who is not affiliated with the Adviser receives an annual retainer of $5,000 for serving on the boards of all EquiTrust Funds and a fee of $1,000 plus expenses for each meeting of the EquiTrust Funds attended. A fee of $250 is paid for each telephonic board or committee meeting attended. The table below shows the aggregate compensation paid to each trustee by the Fund for its fiscal year ended December 31, 2002. The last column of the table shows the total compensation received by the trustees for fiscal year ended December 31, 2002 for services as a trustee of the Fund and the other EquiTrust Funds (EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc.).

                                                                                   TOTAL COMPENSATION
                                 AGGREGATE            PENSION AND RETIREMENT       FROM ALL FUNDS IN
                             COMPENSATION FROM       BENEFITS ACCRUED AS PART        THE EQUITRUST
NAME OF TRUSTEE                   THE FUND               OF FUND EXPENSES               COMPLEX
--------------------------------------------------------------------------------------------------------
Mr. Bartling*                      $3,500                       $0                      $10,500
--------------------------------------------------------------------------------------------------------
Mr. Johnson                         3,500                        0                       10,500
--------------------------------------------------------------------------------------------------------
Mr. Pietz*                          3,500                        0                       10,500
--------------------------------------------------------------------------------------------------------
Mr. Kay                             3,500                        0                       10,500
--------------------------------------------------------------------------------------------------------
Mr. Lang**                              0                        0                            0
--------------------------------------------------------------------------------------------------------
Mr. Oddy**                              0                        0                            0
--------------------------------------------------------------------------------------------------------


  * Mr. Bartling will resign from the Fund effective May 21, 2003; Mr. Pietz resigned from the Fund effective February 13, 2003.
 ** Interested persons of the Fund. Mr. Lang was elected as a trustee of the Fund effective February 14, 2002.

   Trustees and officers of the Fund do not receive any benefits from the Fund upon retirement, nor does the Fund accrue any expenses for pension or retirement benefits.

COMMITTEES OF BOARD OF TRUSTEES AND MEETING ATTENDANCE

    The Board of Trustees has established an Audit Committee. The Audit Committee of the Fund recommends the selection of independent auditors for the Fund, reviews with such independent public accountants the planning, scope and results of their audit of the Fund's financial statements and the fees for services performed, reviews the financial statements of the Fund and receives audit reports. The Audit Committee is comprised of only independent trustees. The current members are Messrs. Bartling, Johnson and Kay. The Audit Committee met twice during the fiscal year ended December 31, 2002.

    The Board of Trustees has also established a Nominating Committee. The Nominating Committee of the Fund selects and nominates all nominees for those trustee positions to be held by individuals who are not interested persons of the Fund. The Nominating Committee is comprised of only independent trustees. The current members are Messrs. Bartling, Johnson and Kay. The Nominating Committee met twice during the fiscal year ended December 31, 2002. Because the Fund does not hold regular shareholder meetings, the Committee has not established procedures for shareholders to submit recommendations for names to the Board of Trustees.

    The Fund's Board of Trustees held four meetings during the fiscal year ended December 31, 2002. During the last fiscal year, each trustee attended 75% or more of the Fund's Board meetings, and the committee meetings if a member thereof.

    The following table sets forth the dollar range of securities owned in the underlying portfolios of the Fund by each Nominee for Trustee and the aggregate dollar range of securities for all Funds in the EquiTrust family owned by each Nominee for Trustee as of December 31, 2002.


                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                    DOLLAR RANGE OF SECURITIES IN THE            IN ALL FUNDS OVERSEEN BY NOMINEE IN
NAME OF NOMINEE                     UNDERLYING PORTFOLIOS OF THE FUND              FAMILY OF INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------
INTERESTED NOMINEES:
  Craig A. Lang                 Managed                       $1 - $10,000              $10,001 - $50,000
                                Blue Chip                     $1 - $10,000
                                Value Growth                  $1 - $10,000
  William J. Oddy               Value Growth             $10,001 - $50,000              $10,001 - $50,000

INDEPENDENT NOMINEES:
  Erwin H. Johnson              None                                                    $50,001 - $100,000
  Kenneth Kay                   None                                                    $1 - $10,000
  Paul E. Larson                None                                                    None
  Steven W. Plate               None                                                    None
  Erlin J. Weness               None                                                    None
------------------------------------------------------------------------------------------------------------------------


    As of March 7, 2003, the officers, trustees and nominees, in the aggregate, own less than 1% of each Portfolio's outstanding shares.

    THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR TRUSTEE.

2. APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT SERVICES AGREEMENT

    EquiTrust Investment Management Services, Inc. currently serves as the investment adviser for the Fund. The Adviser has served in this capacity since the Fund commenced operations in April, 1987. In addition, the Adviser serves as the Fund's Distributor; Administrator; Principal Underwriter; and Shareholder Service, Dividend Disbursing and Transfer Agent; as well as provides accounting services to the Fund. The Adviser is a wholly owned subsidiary of FBL Financial Services, which is a wholly owned subsidiary of FBL Financial Group, Inc., an Iowa corporation, 62.5% of whose outstanding voting stock is owned by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. Each of these entities is located at 5400 University Avenue, West Des Moines, Iowa 50266. Kansas Farm Bureau, 2627 KFB Plaza, Manhattan, Kansas 66502, owns 9.0% of the outstanding voting stock of FBL Financial Group, Inc. The Adviser also acts as the investment adviser to individuals, institutions and the other EquiTrust Funds:
EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc. Personnel of the Adviser also manage investments for the portfolios of affiliated insurance companies, including Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company.

    The officers and trustees of the Fund hold similar positions with EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. Officers of the Fund receive no compensation from the Fund. The officers of the Fund hold office until their successors are chosen and qualified. The Fund's officers are elected, generally on an annual basis, by the Board of Trustees. Some of the officers and the interested trustees of the Fund also serve as officers and directors of the Adviser and related entities. The following trustees and officers of the Fund are also directors or officers of the Adviser: William J. Oddy, Stephen M. Morain, JoAnn Rumelhart, James W. Noyce, John M. Paule, Lou Ann Sandburg, Dennis M. Marker, Sue A. Cornick, Kristi Rojohn and Susan M. Coombs. Specifically, Mr. Oddy, an interested trustee of the Fund, serves as Chief Executive Officer, Chief Financial Officer and director of the Adviser. Mr. Lang, also an interested trustee of the Fund, is an affiliate of the Adviser by reason of his positions with companies affiliated with the Adviser.

    The following table lists additional executive officers and directors of the Adviser who are not directors or officers of the Fund, including their address(es); principal occupation(s) and other business affiliations, including their position(s) with regard to the Adviser and related entities.


NAME AND ADDRESS(1)        POSITION(S) HELD WITH ADVISER          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
Thomas E. Burlingame        Vice President and Director           Vice President - Associate General Counsel,
                                                                  FBL Financial Group, Inc., and other
                                                                  affiliates of the foregoing, Farm Bureau
                                                                  Mutual Insurance Company and Western Farm
                                                                  Insurance Agency; Vice President, Secretary
                                                                  and Director, FBL Leasing Services, Inc.; Vice
                                                                  President and Manager, EquiTrust Marketing
                                                                  Services, LLC
Lynn E. Wilson              Vice President and Director           Vice President - Life Sales, FBL Financial
                                                                  Group, Inc., and other affiliates of the
                                                                  foregoing; President and Manager, EquiTrust
                                                                  Marketing Services, LLC


------------------------

  1 All directors and officers of the Adviser maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.

   The current Investment Advisory and Management Services Agreement ("the Agreement"), dated April 6, 1987, was approved by a vote of at least a majority of the outstanding shares of the Fund and was later amended on August 21, 1990 and May 1, 1997. The Agreement was last presented to the shareholders of the Fund at a meeting on November 19, 1991, for the purpose of approving continuation of the Agreement. Under the Agreement, the Adviser handles the investment and reinvestment of the Fund's assets and provides for the Fund, at the Adviser's expense, office space and facilities, certain business equipment, advisory, research and statistical facilities, clerical services and personnel as may be necessary to administer the business affairs of the Fund. The Adviser also has agreed to arrange for any of its officers and directors to serve without salary as trustees, officers or agents of the Fund if duly elected to such positions. The Adviser is not required to pay expenses of the Fund other than as set forth above.

    As compensation for the investment advisory and management services and the aforementioned facilities and administrative services to be provided by the Adviser, the Fund has agreed to pay the

Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each portfolio as follows:


                                                              AVERAGE DAILY NET ASSETS
PORTFOLIO                             FIRST $200 MILLION         SECOND $200 MILLION         OVER $400 MILLION
------------------------------------------------------------------------------------------------------------------
 Value Growth                                0.45%                     0.45%                       0.40%
------------------------------------------------------------------------------------------------------------------
 High Grade Bond                             0.30%                     0.275%                      0.25%
------------------------------------------------------------------------------------------------------------------
 Strategic Yield                             0.45%                     0.45%                       0.40%
------------------------------------------------------------------------------------------------------------------
 Managed                                     0.45%                     0.45%                       0.45%
------------------------------------------------------------------------------------------------------------------
 Money Market                                0.25%                     0.25%                       0.25%
------------------------------------------------------------------------------------------------------------------
 Blue Chip                                   0.20%                     0.20%                       0.20%
------------------------------------------------------------------------------------------------------------------


    For the fiscal year ended December 31, 2002, the Fund paid the following fees to the Adviser:

                                                                HIGH
                                                    VALUE       GRADE     STRATEGIC                 MONEY       BLUE
                                                   GROWTH       BOND        YIELD      MANAGED     MARKET       CHIP
              FEE PAID TO ADVISER                 PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
Investment advisory and management fees           $194,610     $67,034     $98,281    $246,390     $20,549    $142,184
Accounting fees                                     21,623      11,172      10,920      27,377       4,110      30,000

   The Adviser also serves as investment adviser for EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. Both EquiTrust Money Market Fund, Inc. and the Money Market Portfolio of the EquiTrust Series Fund, Inc. have an investment objective similar to that of the Money Market Portfolio of the EquiTrust Variable Insurance Series Fund. In addition, each of the portfolios of the EquiTrust Series Fund, Inc. has an investment objective similar to that of a corresponding portfolio of the Fund. The following table summarizes the net assets of the other funds as of December 31, 2002 and the rate of compensation paid to the Adviser by these funds:

                                                                                AVERAGE DAILY NET ASSETS
                                                  NET ASSETS AS OF      FIRST $200     SECOND $200     OVER $400
              FUND AND PORTFOLIO                  DECEMBER 31, 2002       MILLION        MILLION        MILLION
------------------------------------------------------------------------------------------------------------------
 EQUITRUST MONEY MARKET FUND, INC.                   $21,023,095           0.25%          0.25%          0.25%
------------------------------------------------------------------------------------------------------------------
 EQUITRUST SERIES FUND, INC.
------------------------------------------------------------------------------------------------------------------
 Value Growth                                        $60,840,766           0.50%          0.45%          0.40%
------------------------------------------------------------------------------------------------------------------
 High Grade Bond                                     $16,337,137           0.40%          0.35%          0.30%
------------------------------------------------------------------------------------------------------------------
 Strategic Yield                                     $12,916,194           0.55%          0.50%          0.45%
------------------------------------------------------------------------------------------------------------------
 Managed                                             $34,944,481           0.60%          0.55%          0.50%
------------------------------------------------------------------------------------------------------------------
 Money Market                                        $ 4,863,693           0.25%          0.25%          0.25%
------------------------------------------------------------------------------------------------------------------
 Blue Chip                                           $44,181,072           0.25%          0.25%          0.25%
------------------------------------------------------------------------------------------------------------------

    The Adviser voluntarily waived certain fees for the EquiTrust Money Market Fund, Inc. and the Money Market portfolio of the EquiTrust Series Fund, Inc. These waivers may be revoked at any time at the option of the Adviser. No fees have been waived for the EquiTrust Variable Insurance Series Fund. The following table is a summary of the fees waived:


                                                                  CLASS OF SHARES    BEGINNING DATE OF    AMOUNT OF
                  FUND                         FEE WAIVED            AFFECTED             WAIVER          FEE WAIVED
--------------------------------------------------------------------------------------------------------------------
   EquiTrust Money Market Fund, Inc.         Management Fees                         November 15, 2002      0.25%
--------------------------------------------------------------------------------------------------------------------
   EquiTrust Money Market Fund, Inc.       Transfer Agent Fees                       January 24, 2003       0.25%
--------------------------------------------------------------------------------------------------------------------
    EquiTrust Series Fund, Inc. -            Management Fees       Class A and I      January 1, 2002       0.25%
         Money Market Portfolio
--------------------------------------------------------------------------------------------------------------------
    EquiTrust Series Fund, Inc. -            Administrative          Class A         February 2, 2002       0.25%
         Money Market Portfolio               Service Fees
--------------------------------------------------------------------------------------------------------------------
    EquiTrust Series Fund, Inc. -          Transfer Agent Fees       Class A         November 22, 2002      0.218%
         Money Market Portfolio
--------------------------------------------------------------------------------------------------------------------
    EquiTrust Series Fund, Inc. -            Accounting Fees       Class A and I     January 24, 2003       0.05%
         Money Market Portfolio
--------------------------------------------------------------------------------------------------------------------


    The Agreement continues in effect as to each Portfolio from year to year as long as its continuation is approved annually by vote of a majority of the Portfolio's outstanding shares or by the Fund's Board of Trustees, including, in either event, a majority of those trustees who are not parties to such agreement or "interested persons" (as such term is defined in the Investment Company Act of 1940) of any such party except in their capacities as trustees of the Fund. It may be terminated as to any Portfolio without penalty at any time upon 60 days' notice by the Adviser, or by the Portfolio by vote of the Fund's Board of Trustees, or by a majority vote of the Portfolio's outstanding shares, and will terminate automatically upon assignment. The Agreement was most recently approved for continuance on November 14, 2002, by the Board of Trustees, including a vote of a majority of the trustees who are not "interested persons" of either party to the Agreement.


    Due to changes in names of both the Fund and the Adviser, the current Agreement has become outdated. The Agreement has been revised to reflect the current names of the Fund and the Adviser and make certain other minor changes to the Agreement, described below, none of which materially affect the nature or level of services provided by the Adviser, or affect the Advisory fees paid by the Fund. At its February 13, 2003 meeting, the Board of Trustees, including the independent trustees, evaluated the Amended and Restated Investment Advisory and Management Services Agreement (the "Amended Agreement") and, believing that the terms of the Amended Agreement are fair and in the best interests of the Fund and its shareholders, approved the Amended Agreement, subject to approval by the shareholders of the Fund.



    The current Agreement sets forth specific provisions regarding the duties of the Adviser. The Amended Agreement has been updated to delete certain language regarding consultation with the Board that is duplicative of other language in the Agreement concerning limitation of advisory services. The current Agreement provides that the Adviser may also act as underwriter for the Fund pursuant to a separate agreement. The Amended Agreement expands this to provide that the Adviser may also act as distributor, transfer agent and/or shareholder service agent for the Fund and/ or perform accounting services for the Fund and may be compensated for providing such services. In addition, the Investment Company Act of 1940 includes requirements for amending investment advisory agreements. The current Agreement sets forth the specific requirements of the Investment

Company Act of 1940, whereas the Amended Agreement states that any amendment shall be subject to the Investment Company Act of 1940.



    In approving the Amended Agreement, the Board of Trustees considered, among other factors, the nature and quality of the services provided under the Amended Agreement and the overall fairness of the Amended Agreement to the Fund. The Board also considered that, other than minor changes, the Agreement between the Fund and the Adviser has not been altered and that the advisory fee rates did not change.


    An affirmative vote of the holders of a majority of the outstanding shares of each Portfolio is required for the approval of the Amended Agreement. As defined in the Investment Company Act of 1940, a vote of the holders of a majority of the outstanding shares of a Portfolio means the vote of (i) 67% or more of the voting shares of the Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding voting shares of the Portfolio, whichever is less. If the shareholders of a Portfolio do not approve the Amended Agreement, the Portfolio will continue to operate under the current Agreement. The proposed Amended Agreement will be sent back to the Fund Board of Trustees to determine what action is best for the shareholders of the Portfolio.

    The form of the Amended Agreement for the Fund is attached as Exhibit "A". You should read the form of the Amended Agreement. The description in this Proxy Statement is only a summary of the Amended Agreement.

    THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT SERVICES AGREEMENT.

3.  SELECTION OF INDEPENDENT AUDITORS

    The members of the Fund's Board of Trustees who are not "interested persons" of the Fund have unanimously selected Ernst & Young LLP ("E&Y"), independent public accountants, as independent auditors to audit the books and records of the Fund for the fiscal year ending December 31, 2003. E&Y has served the Fund in this capacity since 1987 and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of E&Y as independent auditors of each Portfolio is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of E&Y is expected to be present at the Special Meeting and will be available to respond to any appropriate questions and to make a statement if he or she wishes.

    The following sets forth the fees that E&Y has billed to the Fund, the other EquiTrust Funds and to the Adviser and affiliates of the Adviser that provide services to the Fund, for the Fund's most recent fiscal year.

    Audit Fees: For the Fund's fiscal year ended December 31, 2002, the aggregate fees billed by E&Y for professional services rendered for the audit of the Fund's financial statements was $39,500.

    Financial Information Systems Design and Implementation Fees: E&Y did not provide any financial information systems design and implementation services to the Fund or the Adviser for the Fund's fiscal year ended December 31, 2002.


    All Other Fees: For the Fund's fiscal year ended December 31, 2002, the aggregate fees billed by E&Y included $2,702 for audit-related expenses of the Fund; $57,173 for fees related to the audits of EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. and $15,000 for services performed by Ernst & Young for EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC, affiliates of the Fund that provide support for the operations of the Fund.


    The Audit Committee of the Board of Trustees of the Fund has reviewed the statement of independence provided by E&Y, considered whether the provision of additional services by the firm is compatible with such firm's independence with respect to the Fund, and concluded that the additional services provided by E&Y does not compromise that firm's independence with regard to the Fund.

    THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                      ADDITIONAL INFORMATION ABOUT MEETING

    SHAREHOLDER PROPOSALS

    Since the Fund does not hold regular meetings of its shareholders, the date of the next special shareholder meeting cannot be anticipated. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if it is called, should submit such proposal to the Fund.

    OWNERSHIP OF FUND SHARES

    As of December 31, 2002, Farm Bureau Life Insurance Company, EquiTrust Life Insurance Company (an affiliate) and their related separate accounts, all located at 5400 University Avenue, West Des Moines, Iowa 50266-5997, owned greater than 5% of the outstanding shares in each Portfolio of the Fund. As a group, these entities owned the following percentages of each Portfolio: 99.99% of the Value Growth Portfolio; 99.59% of the High Grade Bond Portfolio; 99.61% of the Strategic Yield Portfolio; 99.92% of the Managed Portfolio; 97.18% of the Money Market Portfolio; and 99.90% of the Blue Chip Portfolio.

    To the knowledge of the Fund, no single policy owner has more than 5% ownership in any underlying Portfolio of the Fund.

    GENERAL

    Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Fund's Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the person acting under the proxies.


    Failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Abstentions will have no effect on the matter of adjournment.


    IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                             /s/ Craig A. Lang
                                                Craig A. Lang
                                                PRESIDENT

                                                                       EXHIBIT A

                          FORM OF AMENDED AND RESTATED
                            INVESTMENT ADVISORY AND
                         MANAGEMENT SERVICES AGREEMENT

    This Agreement made this 6th day of April, 1987, as amended August 21, 1990 and May 1, 1997, and as further amended and restated the 21st day of May, 2003, by and between EQUITRUST VARIABLE INSURANCE SERIES FUND, a Massachusetts business trust (the "Fund"), and EQUITRUST INVESTMENT MANAGEMENT SERVICES, INC., a Delaware corporation ("EquiTrust");

    WHEREAS, the original Agreement between the Fund and EquiTrust made April 6, 1987 was approved by the vote of at least a majority (as defined in the Investment Company Act of 1940 ("ICA")) of the outstanding shares of the Fund became effective on April 6, 1987 and was later amended on August 21, 1990 and May 1, 1997;

    WHEREAS, the Fund and EquiTrust wish to amend and restate the original Agreement as amended (i) to reflect the current names of the Fund, the portfolios of the Fund and EquiTrust, and (ii) to make other minor modifications; and it is amended and restated hereby:

                                  WITNESSETH:

    In consideration of the mutual covenants herein contained, it is agreed as follows:

    1. Advisory Services. EquiTrust shall furnish investment research and advice to the Fund and shall manage the investment and reinvestment of the assets of the portfolios currently offered or to be offered by the Fund (the "Portfolios") and its business affairs and matters incidental thereto, all subject to the supervision of the Board of Trustees of the Fund (the "Board"), and the provisions of the Declaration of Trust and By-Laws of the Fund and any resolutions adopted by the Board. EquiTrust shall for all purposes herein provided be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent for the Fund. The Fund shall also be free to retain, at its own expense, other persons to provide it with any services whatsoever including, but not limited to statistical, factual or technical information or advice. The services of EquiTrust herein provided are not to be deemed exclusive and EquiTrust shall be free to render similar services or other services to others as long as its services hereunder shall not be impaired thereby.

    2. Limitations on Advisory Services. EquiTrust shall perform the services under this Agreement subject to the supervision and review of the Board of Trustees and in a manner consistent with the objectives, policies and restrictions of each Portfolio of the Fund as stated in its Registration Statement, as amended from time to time, the provisions of the ICA and the applicable requirements of the Internal Revenue Code of 1986.

    3. Duties of Adviser. In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, EquiTrust shall, as appropriate and consistent with the limitations set forth in Paragraph 2 hereof:

            (a) perform research and obtain and evaluate pertinent economic, statistical and financial data relevant to the investment polices of each Portfolio of the Fund as set forth in the prospectus for the Fund, as amended from time to time;

            (b) make and carry out day-to-day decisions to acquire or dispose of permissible investments, manage the investments and any other property of the Fund, and provide or obtain such services as may be necessary in managing, acquiring or disposing of investments; and

            (c) determine the composition of the assets of each of the Portfolios, including the purchase, retention or sale of the securities and cash contained in those Portfolios.

    4. Report to Board. EquiTrust, either through persons employed by it or at its expense, shall furnish to the Board at least once every quarter a schedule of investments and other assets held in the Portfolios and a statement of all purchases and sales for the Portfolios, except short-term money market instruments, made during the period since the last report.

    5. Records. EquiTrust agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all records EquiTrust maintains for the Fund as are required to be maintained pursuant to said rules. EquiTrust agrees that all such records shall be the property of the Fund and shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at EquiTrust's offices upon prior written notice. In the event of termination of this Agreement for any reason, all such records shall be returned promptly to the Fund, free from any claim or retention of rights by EquiTrust. In addition, EquiTrust will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the Trustees or officers of the Fund or as may be required by any governmental agency having jurisdiction.

    6. Expenses. EquiTrust shall at its expense furnish the Fund with office space (in the offices of EquiTrust, or other such place or places as may be agreed upon by the parties) and such office facilities, simple business equipment, advisory, research and statistical facilities and clerical services and personnel as may be necessary to administer the investment business of the Fund. EquiTrust shall arrange, if desired by the Fund, for officers or employees of EquiTrust to serve without salary from the Fund as Trustees, officers or agents of the Fund if duly elected or appointed to such positions by the shareholders of the Fund or by the Board thereof and subject to their individual consent and to any limitations imposed by law. EquiTrust will not be required to pay any other expenses of the Fund other than those expressly enumerated herein; and in particular, but without limiting the generality of the foregoing, EquiTrust will not be required to pay any of the following Fund expenses:
(1) expenses for services rendered by a custodian including those for the safekeeping of the Fund's securities or other property and for keeping its books of account, (2) charges and expenses of independent auditors, legal counsel, any transfer or dividend disbursing agent, or any registrar of the

Fund, (3) costs of acquiring and disposing of portfolio securities,
(4) interest, if any, on the obligations incurred by the Fund, (5) the cost of calculating the net asset value of each Portfolio of the Fund as provided in the Declaration of Trust and By-Laws of the Fund and Trust reports, (6) membership dues in the Investment Company Institute or any similar organization, (7) the cost of reports, notices to shareholders and other shareholder communications and other like miscellaneous expenses, (8) expenses of any registration and qualification of shares of the Fund for sale under federal securities laws and the securities laws of any state or other jurisdiction, (9) telephone and personnel costs incurred by EquiTrust and allocable to the above, (10) taxes and fees payable to federal, state or other governmental agencies or otherwise, and
(11) expenses of underwriting and selling shares of stock issued by the Fund. The Board shall determine how expenses are to be allocated among the existing Portfolios, and the determination of the Board shall be final and binding. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from EquiTrust as herein provided without first obtaining the written approval of EquiTrust.

    7. Compensation. For the services to be rendered and the charges and expenses assumed and to be paid by the EquiTrust as provided herein, the Fund shall pay EquiTrust compensation based on an annual percentage of the average daily net assets of each Portfolio as follows:

                                      AVERAGE DAILY NET ASSETS
                                     --------------------------
                                      FIRST    SECOND    OVER
                                      $200      $200     $400
PORTFOLIO                            MILLION  MILLION   MILLION
---------------------------------------------------------------
Managed                               0.45%    0.45%     0.45%
Value Growth                          0.45%    0.45%     0.40%
Strategic Yield                       0.45%    0.45%     0.40%
High Grade Bond                       0.30%    0.275%    0.25%
Money Market                          0.25%    0.25%     0.25%
Blue Chip                             0.20%    0.20%     0.20%

   Compensation under this Agreement shall be calculated and accrued for each business day by applying the appropriate annual rates to the net assets of the Portfolio in accordance with the formula set forth above as of the close of the last business day preceding the day for which the fee is being calculated, and dividing the sum so computed by the number of business days in the fiscal year. The fees thus accrued shall be payable monthly, provided that such compensation shall be paid proportionately for any other period ending with the termination of this Agreement.

    8. Limitation of Expenses. In the event that expenses of any Portfolio chargeable to its income account (including amounts payable hereunder but exclusive of brokerage fees, interest, taxes and extraordinary expenses for any fiscal year ending on a date at which this Agreement is in effect) shall exceed 1.50% of the average daily net assets of the Portfolio for said fiscal year, calculated on the basis of the average of all of the daily valuations of the net assets of the Portfolio in effect as of the close of each business day during said fiscal year, EquiTrust shall pay to the Portfolio the amount by which such expenses exceed the applicable limitation, within three days after the determination of the amount thereof. In no event shall EquiTrust be required to reimburse the Portfolio in an amount exceeding its compensation for such period from such Portfolio under this Agreement.

    9. Fund Transactions and Brokerage. EquiTrust agrees to determine the securities to be purchased or sold by each Portfolio of the Fund, subject to the provisions of Paragraphs 2 and 3 above, and to place orders pursuant to its determinations either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by EquiTrust, subject to the following limitations.

    EquiTrust is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio of the Fund and will use its best efforts to obtain the most favorable price and efficient execution of the Fund's orders, taking into account all appropriate factors, including: price; dealer spread or commission, if any; size and difficulty of the transaction; the nature of the market for the security; the reliability, financial condition and general execution and operational capabilities of the broker-dealer; and the research, statistical and economic data furnished by the broker-dealer to the Fund.

    If, in the judgment of EquiTrust, the Fund or any Portfolio would be benefited by supplemental investment research, EquiTrust is authorized to pay a reasonable fee for such information. The expenses of the EquiTrust may not necessarily be reduced as a result of receipt of such supplemental information. EquiTrust or any of its affiliates may also use any investment research obtained for the benefit of the Fund or any Portfolio thereof in providing investment advice to its other investment advisory accounts.

    10. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund or any Portfolio, neither EquiTrust nor any officer, director or shareholder of EquiTrust shall act as principal or receive any commission other than its compensation provided for in this Agreement. Such limitation, however, shall not prohibit the payment of the usual and customary brokerage commissions to any of such parties in the proper case. It is understood and agreed that EquiTrust, by virtue of a separate agreement or agreements with the Fund, may also act as underwriter, distributor, transfer agent and/or shareholder service agent for the Fund and/or perform accounting services for the Fund, and may be compensated therefor.

    The same securities held by the Fund may also be held by separate investment accounts or other investment companies for which EquiTrust may act as an adviser or by EquiTrust or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by EquiTrust or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other entities for which EquiTrust or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that EquiTrust may make transactions in such securities, in such manner as is deemed equitable to all. To the extent that transactions on behalf of more than one client of EquiTrust during the same period may increase demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

    It is agreed that, on occasions when EquiTrust deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by EquiTrust in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Portfolio of the Fund.

    11. Limitation of Liability of Adviser. EquiTrust shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of EquiTrust in the performance of its obligations and duties or by reasons of its reckless disregard of its obligations and duties under this Agreement, except to the extent otherwise provided by law. It is understood that the officers, Trustees, agents and shareholders of the Fund are or may become interested in EquiTrust as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of EquiTrust may become similarly interested in the Fund; and that the existence of any such dual interest shall not affect the validity of this Agreement or any transaction hereunder except as provided in the Declaration of Trust or By-Laws of the Fund or Articles of Incorporation of EquiTrust, or by the specific provisions of applicable law. Any person, even though also employed by EquiTrust , who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of EquiTrust.

    12. Effective Date and Term. This Agreement shall not become effective unless and until it is approved by the Fund's Board, including a majority of Trustees who are not parties to this Agreement or "interested persons" (as defined in the ICA) of any such party to this Agreement. This Agreement shall come into full force and effect on the date which it is so approved, provided that it shall not become effective as to any subsequently created Portfolio until it has been approved by the Board of Trustees specifically for such Portfolio.

    As to each Portfolio of the Fund, the Agreement shall continue in effect until the date of the first annual or special meeting of shareholders of the Portfolio subsequent to its creation, but not later than one year after the effective date of the Securities Act of 1933 Registration Statement for the class of shares representing interests in that Portfolio, and shall thereafter continue in effect from year to year so long as its continuance is approved annually in the manner required by the ICA and the rules and regulations thereunder; provided however that if the continuation of this Agreement is not approved for a Portfolio, EquiTrust may continue to serve in such capacity for such Portfolio in the manner and to the extent permitted by the ICA and the rules and regulations thereunder. In connection with such approvals, the Trustees shall request, and EquiTrust shall furnish, such information as may be necessary to evaluate this Agreement.

    As to each Portfolio of the Fund, this Agreement:

            A. may be terminated without the payment of any penalty upon 60 days' written notice to EquiTrust either by the Board or by a majority vote of those persons having voting rights in respect of the affected Portfolio(s) of the Fund;

            B. shall automatically terminate if it is assigned (within the meaning of the ICA ) by EquiTrust;

            C. may be terminated by EquiTrust without payment of any penalty upon 60 days' written notice to the Secretary of the Board; and

            D. may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the ICA.

    13. Notices. Any notices under this Agreement shall be in writing addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

    14. Miscellaneous. The captions in this Agreement are included for convenience or reference only and in no way define or limit any of the provisions hereof or otherwise effect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    The Declaration of Trust establishing the Fund, a copy of which (together with any and all amendments thereto) is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that all persons extending credit to, contracting with or having any claim against the Fund or the Trustees shall look only to the assets of the Fund for payment under such credit, contract or claim, and that neither the shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. The obligations of the Fund hereunder may be satisfied only by resort to Fund assets.

    IN WITNESS WHEREOF, the Fund and EquiTrust have caused this Agreement to be executed in their names and on their behalf and under their trust and corporate seals by and through their duly authorized officers all on the day and year first above written.

                                                       [SIGNATURE LINES OMITTED]

[EQUITRUST MUTUAL FUNDS LOGO]                000000 0000000000 0 0000

MR A SAMPLE                                  Farm Bureau Life Insurance Company
DESIGNATION (IF ANY)                         000000000.000 ext
ADD 1                                        000000000.000 ext
ADD 2                                        000000000.000 ext
ADD 3                                        000000000.000 ext
ADD 4                                        000000000.000 ext
ADD 5                                        000000000.000 ext
ADD 6
                                             HOLDER ACCOUNT NUMBER
[GRAPHIC]
                                             C 1234567890  J N T

                                             [GRAPHIC]


                                             |_| Mark this box with an
                                                 X if you have made
                                                 changes to your name
                                                 or address details
                                                 above.

SPECIAL MEETING PROXY CARD - EQUITRUST VARIABLE INSURANCE SERIES FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. Election of Directors

                        FOR   WITHHOLD                           FOR   WITHHOLD                           FOR   WITHHOLD

01 - Craig A. Lang      |_|     |_|      04 - Kenneth Kay        |_|     |_|      07 - Erlin J. Weness    |_|     |_|

02 - William J. Oddy    |_|     |_|      05 - Paul E. Larson     |_|     |_|

03 - Erwin H. Johnson   |_|     |_|      06 - Steven W. Plate    |_|     |_|


                                                   FOR ALL
                                   FOR   AGAINST   EXCEPT   ABSTAIN
2. Approval of the Amended and     |_|     |_|      |_|       |_|
   Restated Investment Advisory
   and Management Services
   Agreement

If you do not want your shares of a particular Portfolio voted for this proposal, mark the "For All Except" box and write the Portfolio(s) for which you want your vote cast against in the box below.


-----------------------------------

You are only eligible to vote in connection with the Portfolios in which you are invested as of the record date, March 7, 2003.

                                     FOR   AGAINST  ABSTAIN
3. Ratification of the selection of  |_|     |_|      |_|
   Ernst & Young LLP

AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign your name(s) exactly as show above and date this proxy. If shares are held jointly, both joint owners should sign. If signing as attorney, executor, administrator, guardian or in any other capacity, please give your full title as such.

Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box    Date (mm/dd/yyyy)

                                                                                                                 /   /
--------------------------------------------------    --------------------------------------------------    -----------------

                                                                2UPX  HHH  PPPP  0016983

     009CFF

PROXY - EQUITRUST VARIABLE INSURANCE SERIES FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS MAY 21, 2003

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF EQUITRUST VARIABLE INSURANCE SERIES FUND

The undersigned hereby appoint(s) Craig A. Lang, Stephen M. Morain and William
J. Oddy, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 2003 Special Meeting of Shareholders of EquiTrust Variable Insurance Series Fund, to be held on May 21, 2003, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). All proposals (set forth on the reverse side of this proxy card) have been proposed by the board of trustees. If no direction is given on these proposals, this proxy card will be voted "for" the nominees listed in item 1 and "for" items 2 and 3. The proxy will be voted in accordance with the holder's best judgement as to any other matter.

Your vote is important. If you do not expect to attend the meeting or if you plan to attend but wish to vote by proxy, please sign, date and mail this proxy. A return envelope is provided for this purpose. no postage is necessary if mailed in the United States.



009CGC

[EQUITRUST MUTUAL FUNDS LOGO]                000000 0000000000 0 0000

MR A SAMPLE                                  EquiTrust Life Insurance Company
DESIGNATION (IF ANY)                         000000000.000 ext
ADD 1                                        000000000.000 ext
ADD 2                                        000000000.000 ext
ADD 3                                        000000000.000 ext
ADD 4                                        000000000.000 ext
ADD 5                                        000000000.000 ext
ADD 6
                                             HOLDER ACCOUNT NUMBER
[GRAPHIC]
                                             C 1234567890  J N T

                                             [GRAPHIC]


                                             |_| Mark this box with an
                                                 X if you have made
                                                 changes to your name
                                                 or address details
                                                 above.

SPECIAL MEETING PROXY CARD - EQUITRUST VARIABLE INSURANCE SERIES FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. Election of Directors

                        FOR   WITHHOLD                           FOR   WITHHOLD                           FOR   WITHHOLD

01 - Craig A. Lang      |_|     |_|      04 - Kenneth Kay        |_|     |_|      07 - Erlin J. Weness    |_|     |_|

02 - William J. Oddy    |_|     |_|      05 - Paul E. Larson     |_|     |_|

03 - Erwin H. Johnson   |_|     |_|      06 - Steven W. Plate    |_|     |_|


                                                   FOR ALL
                                   FOR   AGAINST   EXCEPT   ABSTAIN
2. Approval of the Amended and     |_|     |_|      |_|       |_|
   Restated Investment Advisory
   and Management Services
   Agreement

If you do not want your shares of a particular Portfolio voted for this proposal, mark the "For All Except" box and write the Portfolio(s) for which you want your vote cast against in the box below.


-----------------------------------

You are only eligible to vote in connection with the Portfolios in which you are invested as of the record date, March 7, 2003.

                                     FOR   AGAINST  ABSTAIN
3. Ratification of the selection of  |_|     |_|      |_|
   Ernst & Young LLP

AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign your name(s) exactly as show above and date this proxy. If shares are held jointly, both joint owners should sign. If signing as attorney, executor, administrator, guardian or in any other capacity, please give your full title as such.

Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box    Date (mm/dd/yyyy)

                                                                                                                 /   /
--------------------------------------------------    --------------------------------------------------    -----------------

                                                                2UPX  HHH  PPPP  0016983

     009CFF

PROXY - EQUITRUST VARIABLE INSURANCE SERIES FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS MAY 21, 2003

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF EQUITRUST VARIABLE INSURANCE SERIES FUND

The undersigned hereby appoint(s) Craig A. Lang, Stephen M. Morain and William
J. Oddy, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 2003 Special Meeting of Shareholders of EquiTrust Variable Insurance Series Fund, to be held on May 21, 2003, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). All proposals (set forth on the reverse side of this proxy card) have been proposed by the board of trustees. If no direction is given on these proposals, this proxy card will be voted "for" the nominees listed in item 1 and "for" items 2 and 3. The proxy will be voted in accordance with the holder's best judgement as to any other matter.

Your vote is important. If you do not expect to attend the meeting or if you plan to attend but wish to vote by proxy, please sign, date and mail this proxy. A return envelope is provided for this purpose. no postage is necessary if mailed in the United States.



009CGC

[EQUITRUST MUTUAL FUNDS LOGO]                000000 0000000000 0 0000

MR A SAMPLE                                  Modern Woodmen of America
DESIGNATION (IF ANY)                         000000000.000 ext
ADD 1                                        000000000.000 ext
ADD 2                                        000000000.000 ext
ADD 3                                        000000000.000 ext
ADD 4                                        000000000.000 ext
ADD 5                                        000000000.000 ext
ADD 6
                                             HOLDER ACCOUNT NUMBER
[GRAPHIC]
                                             C 1234567890  J N T

                                             [GRAPHIC]


                                             |_| Mark this box with an
                                                 X if you have made
                                                 changes to your name
                                                 or address details
                                                 above.

SPECIAL MEETING PROXY CARD - EQUITRUST VARIABLE INSURANCE SERIES FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. Election of Directors

                        FOR   WITHHOLD                           FOR   WITHHOLD                           FOR   WITHHOLD

01 - Craig A. Lang      |_|     |_|      04 - Kenneth Kay        |_|     |_|      07 - Erlin J. Weness    |_|     |_|

02 - William J. Oddy    |_|     |_|      05 - Paul E. Larson     |_|     |_|

03 - Erwin H. Johnson   |_|     |_|      06 - Steven W. Plate    |_|     |_|


                                                   FOR ALL
                                   FOR   AGAINST   EXCEPT   ABSTAIN
2. Approval of the Amended and     |_|     |_|      |_|       |_|
   Restated Investment Advisory
   and Management Services
   Agreement

If you do not want your shares of a particular Portfolio voted for this proposal, mark the "For All Except" box and write the Portfolio(s) for which you want your vote cast against in the box below.


-----------------------------------

You are only eligible to vote in connection with the Portfolios in which you are invested as of the record date, March 7, 2003.

                                     FOR   AGAINST  ABSTAIN
3. Ratification of the selection of  |_|     |_|      |_|
   Ernst & Young LLP

AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign your name(s) exactly as show above and date this proxy. If shares are held jointly, both joint owners should sign. If signing as attorney, executor, administrator, guardian or in any other capacity, please give your full title as such.

Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box    Date (mm/dd/yyyy)

                                                                                                                 /   /
--------------------------------------------------    --------------------------------------------------    -----------------

                                                                2UPX  HHH  PPPP  0016983

     009CFF

PROXY - EQUITRUST VARIABLE INSURANCE SERIES FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS MAY 21, 2003

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF EQUITRUST VARIABLE INSURANCE SERIES FUND

The undersigned hereby appoint(s) Craig A. Lang, Stephen M. Morain and William
J. Oddy, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 2003 Special Meeting of Shareholders of EquiTrust Variable Insurance Series Fund, to be held on May 21, 2003, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). All proposals (set forth on the reverse side of this proxy card) have been proposed by the board of trustees. If no direction is given on these proposals, this proxy card will be voted "for" the nominees listed in item 1 and "for" items 2 and 3. The proxy will be voted in accordance with the holder's best judgement as to any other matter.

Your vote is important. If you do not expect to attend the meeting or if you plan to attend but wish to vote by proxy, please sign, date and mail this proxy. A return envelope is provided for this purpose. no postage is necessary if mailed in the United States.



009CGC

[EQUITRUST MUTUAL FUNDS LOGO]                000000 0000000000 0 0000

MR A SAMPLE                                  American Equity Investment Life
                                             Insurance Company
DESIGNATION (IF ANY)                         000000000.000 ext
ADD 1                                        000000000.000 ext
ADD 2                                        000000000.000 ext
ADD 3                                        000000000.000 ext
ADD 4                                        000000000.000 ext
ADD 5                                        000000000.000 ext
ADD 6
                                             HOLDER ACCOUNT NUMBER
[GRAPHIC]
                                             C 1234567890  J N T

                                             [GRAPHIC]


                                             |_| Mark this box with an
                                                 X if you have made
                                                 changes to your name
                                                 or address details
                                                 above.

SPECIAL MEETING PROXY CARD - EQUITRUST VARIABLE INSURANCE SERIES FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. Election of Directors

                        FOR   WITHHOLD                           FOR   WITHHOLD                           FOR   WITHHOLD

01 - Craig A. Lang      |_|     |_|      04 - Kenneth Kay        |_|     |_|      07 - Erlin J. Weness    |_|     |_|

02 - William J. Oddy    |_|     |_|      05 - Paul E. Larson     |_|     |_|

03 - Erwin H. Johnson   |_|     |_|      06 - Steven W. Plate    |_|     |_|


                                                   FOR ALL
                                   FOR   AGAINST   EXCEPT   ABSTAIN
2. Approval of the Amended and     |_|     |_|      |_|       |_|
   Restated Investment Advisory
   and Management Services
   Agreement

If you do not want your shares of a particular Portfolio voted for this proposal, mark the "For All Except" box and write the Portfolio(s) for which you want your vote cast against in the box below.


-----------------------------------

You are only eligible to vote in connection with the Portfolios in which you are invested as of the record date, March 7, 2003.

                                     FOR   AGAINST  ABSTAIN
3. Ratification of the selection of  |_|     |_|      |_|
   Ernst & Young LLP

AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign your name(s) exactly as show above and date this proxy. If shares are held jointly, both joint owners should sign. If signing as attorney, executor, administrator, guardian or in any other capacity, please give your full title as such.

Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box    Date (mm/dd/yyyy)

                                                                                                                 /   /
--------------------------------------------------    --------------------------------------------------    -----------------

                                                                2UPX  HHH  PPPP  0016983

     009CFF

PROXY - EQUITRUST VARIABLE INSURANCE SERIES FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS MAY 21, 2003

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF EQUITRUST VARIABLE INSURANCE SERIES FUND

The undersigned hereby appoint(s) Craig A. Lang, Stephen M. Morain and William
J. Oddy, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 2003 Special Meeting of Shareholders of EquiTrust Variable Insurance Series Fund, to be held on May 21, 2003, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). All proposals (set forth on the reverse side of this proxy card) have been proposed by the board of trustees. If no direction is given on these proposals, this proxy card will be voted "for" the nominees listed in item 1 and "for" items 2 and 3. The proxy will be voted in accordance with the holder's best judgement as to any other matter.

Your vote is important. If you do not expect to attend the meeting or if you plan to attend but wish to vote by proxy, please sign, date and mail this proxy. A return envelope is provided for this purpose. no postage is necessary if mailed in the United States.



009CGC